                                                               Exhibit (a)(1)(B)
                             Letter of Transmittal
                        To Tender Shares of Common Stock

                                       of

                         Interact Commerce Corporation

                       Pursuant to the Offer to Purchase

                              Dated April 4, 2001

                                       by

                            Isaiah Acquisition Corp.
                     an indirect wholly owned subsidiary of

                               The Sage Group plc

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
  NEW YORK CITY TIME, ON WEDNESDAY, MAY 2, 2001, UNLESS THE OFFER IS EXTENDED


                        The Depositary for the Offer is:

                          MELLON INVESTOR SERVICES LLC

            By Mail:                     By Overnight Courier:                     By Hand:
  Mellon Investor Services LLC        Mellon Investor Services LLC       Mellon Investor Services LLC
    Reorganization Department          Reorganization Department          Reorganization Department
           PO Box 3300                     85 Challenger Road                    120 Broadway
   South Hackensack, NJ 07606               Mail Stop-Reorg                       13th Floor
                                          Ridgefield, NJ 07660                New York, NY 10271

                           By Facsimile Transmission
                       (For Eligible Institutions Only):

                                 (201) 296-4293

                Confirm Receipt of Facsimile by Telephone Only:

                                 (201) 296-4860

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

 Name(s) and Address(es) of Registered Holder(s)
  (Please fill in, if blank, exactly as name(s)          Share Certificate(s) and Share(s) Tendered
        appear(s) on Share Certificate(s))                  (Attach additional list if necessary)
------------------------------------------------------------------------------------------------------
                                                                       Total Number of
                                                                     Shares Evidenced by      Number
                                                   Share Certificate        Share            of Shares
                                                      Number(s)*       Certificate(s)*      Tendered**
                                        --------------------------------------------------------------
                                        --------------------------------------------------------------
                                        --------------------------------------------------------------
                                        --------------------------------------------------------------
                                        --------------------------------------------------------------
                                                    Total Shares

--------------------------------------------------------------------------------
 * Need not be completed by shareholders delivering Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

   This Letter of Transmittal is to be completed by shareholders of Interact Commerce Corporation, either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in "Section 3. Procedure for Tendering Shares" of the Offer to Purchase). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

   Shareholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in "Section 1. Terms of the Offer" of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in "Section 3. Procedure for Tendering Shares" of the Offer to Purchase. See Instruction 2.

[_]Check here if Shares are being delivered by book-entry transfer to the Depositary's account at the Book-Entry Transfer Facility and complete the following:

   Name of Tendering Institution: _____________________________________________

   Account Number: ____________________________________________________________

   Transaction Code Number: ___________________________________________________

[_]Check here if Shares are being tendered pursuant to a Notice of Guaranteed
   Delivery previously sent to the Depositary and complete the following:

   Name(s) of Registered Holder(s): ___________________________________________

   Window Ticket No. (if any): ________________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ________________________

   Name of Institution that Guaranteed Delivery: ______________________________

   If delivery is by book-entry transfer, give the following information:

   Account Number: ____________________________________________________________

   Transaction Code Number: ___________________________________________________

[_]Check here if any of your share certificates have been lost, destroyed or stolen and call (800) 777-3694 to obtain an affidavit of loss. See Instruction 10.
   Number of Shares represented by lost, destroyed or stolen share
   certificates:      .

 Delivery of this Letter of Transmittal to an address, other than as set forth above, will not constitute a valid delivery.

    The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

                    Note: Signatures Must be Provided Below
              Please Read the Accompanying Instructions Carefully

Ladies and Gentlemen:

   The undersigned hereby tenders to Isaiah Acquisition Corp., a Delaware corporation ("the Purchaser") and an indirect wholly owned subsidiary of The Sage Group plc, a corporation formed under the laws of England, the above-described shares of common stock, par value $.001 per share ("Shares"), of Interact Commerce Corporation, a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all of the issued and outstanding Shares at $12.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions described in the Offer to Purchase dated April 4, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

   Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after March 27, 2001 (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares (and all Distributions), or transfer ownership of such Shares (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser,
(ii) present such Shares (and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Offer.

   By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Paul Harrison and Nick Cooper, and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Shares or Distributions to be deemed validly tendered, immediately upon the Purchaser's acceptance of such Shares for payment, the Purchaser must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of the Company's shareholders then scheduled.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

   No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in "Section 3. Procedure for Tendering Shares" of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

   Unless otherwise indicated below in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated below in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered" on the cover page hereof. In the event that the boxes on page 5 hereof entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any Shares tendered hereby.

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)          (See Instructions 1, 5, 6 and 7)


   To be completed ONLY if the               To be completed ONLY if the
 check for the purchase price of           check for the purchase price of
 Shares and Share Certificates             Shares purchased and Share
 evidencing Shares not tendered or         Certificates evidencing Shares
 not purchased are to be issued in         not tendered or not purchased are
 the name of someone other than            to be mailed to someone other
 the undersigned.                          than the undersigned, or the
                                           undersigned at an address other
                                           than that under "Description of
                                           Shares Tendered."

 Issue Check and Share Certifi-
 cate(s) to:


 Name: ____________________________        Mail Check and Share Certifi-
           (Please Print)                  cate(s) to:

 Address: _________________________
 __________________________________        Name: ____________________________
 __________________________________                  (Please Print)
                         (Zip Code)        Address: _________________________
 __________________________________        __________________________________
   (Tax Identification or Social           __________________________________
          Security Number)                                         (Zip Code)
    (See Substitute Form W-9 on            __________________________________
           reverse side)

 Account                                     (Tax Identification or Social
 Number: __________________________                 Security Number)
                                              (See Substitute Form W-9 on
                                                     reverse side)

                                   IMPORTANT

                            SHAREHOLDERS: SIGN HERE
                  (Please Complete Substitute Form W-9 Below)

 ______________________________________________________________________________

 ______________________________________________________________________________
                           Signature(s) of Holder(s)

 Dated: _______________ , 2001

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s): _____________________________________________________________________
                                 (Please Print)

 Capacity (full title): _______________________________________________________

 Address: _____________________________________________________________________

 ______________________________________________________________________________
                               (Include Zip Code)

 Daytime Area Code and Telephone No: __________________________________________

 Taxpayer Identification or
 Social Security No.: _________________________________________________________
                   (See Substitute Form W-9 on reverse side)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                    FINANCIAL INSTITUTIONS: PLACE MEDALLION
                            GUARANTEE IN SPACE BELOW

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

   1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Security Transfer Agent Medallion Signature Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an "Eligible Institution") unless (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on page 5 hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in "Section 3. Procedure for Tendering Shares" of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date (as defined in "Section 1. Terms of the Offer" of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in "Section 3. Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message (as defined in "Section 3. Procedure for Tendering Shares" of the Offer to Purchase)) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market (Nasdaq) trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in "Section 3. Procedure for Tendering Shares" of the Offer to Purchase.

   The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal, all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided on the cover page hereof under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

   4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on page 5 hereof, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

   If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

   If any Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

   If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). If the Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) evidencing Shares tendered, the Share Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of Shares tendered hereby, the Share Certificate(s) evidencing Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such persons authority so to act must be submitted.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing Shares tendered hereby.

   7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, and/or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the cover page hereof, the appropriate boxes herein must be completed.

   8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

   9. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

   10. Lost or Destroyed Certificates. If any Share Certificate has been lost, destroyed or stolen, the shareholder should check the appropriate box on the reverse side of the Letter of Transmittal. The Company's stock transfer agent will then instruct such shareholder as to the procedure to be followed in order to replace the Share Certificate. The shareholder will have to post a surety bond of approximately 2% of the current market value of the stock. This Letter of Transmittal and related documents cannot be processed until procedures for replacing lost or destroyed Share Certificates have been followed.

   Important: This Letter of Transmittal, properly completed and duly executed (together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and Share Certificates or confirmation of book-entry transfer and all other required documents) or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Depositary prior to the Expiration Date (as defined in the Offer to Purchase).

                           IMPORTANT TAX INFORMATION

   Under U.S. federal income tax law, a shareholder whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 provided herewith. If such shareholder is an individual, the TIN generally is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

   Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8), signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

   If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

   Purpose of Substitute Form W-9

   To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b)(i) such shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

   What Number to Give the Depositary

   The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Shares tendered hereby. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and dated the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

                  PAYER'S NAME: MELLON INVESTOR SERVICES LLC
-------------------------------------------------------------------------------
 SUBSTITUTE             Part I - Taxpayer
                        Identification Number--For
 Form W-9               all accounts, enter your      ----------------------
 Department of          taxpayer identification       Social Security Number
 the Treasury           number in the box at right.
 Internal               (For most individuals, this
 Revenue                is your social security                  or
 Service                number. If you do not have
                        a number, see "Obtaining a    ----------------------
                        Number" in the enclosed       Employer Identification
 Payer's Request        Guidelines.) Certify by               Number
 for Taxpayer           signing and dating below.
 Identification         Note: If the account is in
 Number (TIN)           more than one name, see the   (If awaiting TIN write
 and Certification      chart in the enclosed            "Applied For")
                        Guidelines to determine
                        which number to give the
                        payer.

                        --------------------------------------------------------
                        Part II - For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.
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 Certification - Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to back-up withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 Certificate Instructions - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

 SIGNATURE ___________________________________ DATE ____________________, 2001


NOTE: Failure to complete and return this form may result in backup withholding of 31% of any payments made to you pursuant to this Offer. Please review the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional details.

NOTE: You must complete the following certificate if you are awaiting a taxpayer identification number.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

 SIGNATURE _______________________________________________ DATE: _____________

   The Letter of Transmittal and Share Certificates and any other required documents should be sent or delivered by each shareholder or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.


                       The Depositary for the Offer is:

                         MELLON INVESTOR SERVICES LLC

            By Mail:                     By Overnight Courier:                     By Hand:
  Mellon Investor Services LLC        Mellon Investor Services LLC       Mellon Investor Services LLC
    Reorganization Department          Reorganization Department          Reorganization Department
           PO Box 3301                     85 Challenger Road                    120 Broadway
   South Hackensack, NJ 07606               Mail Stop-Reorg                       13th Floor
                                          Ridgefield, NJ 07660                New York, NY 10271

                           By Facsimile Transmission
                       (For Eligible Institutions Only):

                                (201) 296-4293

                Confirm Receipt of Facsimile by Telephone Only:

                                (201) 296-4860

                                ---------------

   Questions or requests for assistance may be directed to the Information Agent at its respective address and telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                      [LOGO OF MACKENZIE PARTNERS, INC.]
                               156 Fifth Avenue
                           New York, New York 10010
                         (212) 929-5500 (call collect)
                                      or
                         Call Toll Free (800) 322-2885

                     The Dealer Manager for the Offer is:

                          [DEUTSCHE BANC ALEX.BROWN]

                        Deutsche Banc Alex. Brown Inc.
                               31 W. 52nd Street
                              New York, NY 10019
                         Call Toll-Free (800) 572-0067